UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2021
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2021, Freddie Mac (formally the Federal Home Loan Mortgage Corporation) elected Alberto G. Musalem to its Board of Directors (the Board), effective as of that date. Mr. Musalem brings significant finance, capital markets, economics, and public policy experience to the Board. He will serve on the Compensation and Human Capital Committee and on the Risk Committee.
Mr. Musalem, 52, is the Chief Executive Officer, Co-Chief Investment Officer, and Founder of Evince Asset Management LP, a company developing portfolio technologies for investors and managing a quantitative global fund. Mr. Musalem previously served as Executive Vice President at the Federal Reserve Bank of New York from 2014 to 2016, as Head of the Integrated Policy Analysis Group and of the Emerging Markets and International Affairs Group. Prior to that, he held various positions at Tudor Investment Corporation from 2000 to 2013, including Managing Director, Partner and Global Head of Research. He served as an economist at the International Monetary Fund from 1996 to 2000.
Mr. Musalem will receive compensation as a non-executive director of Freddie Mac as described in Freddie Mac’s Annual Report on Form 10-K filed on February 11, 2021 (the 2020 Annual Report), under the heading “Directors, Corporate Governance, and Executive Officers – Corporate Governance – Director Compensation,” which description is incorporated herein by reference.
Freddie Mac will enter into an indemnification agreement with Mr. Musalem, the form of which is filed as Exhibit 10.1 to Freddie Mac’s Current Report on Form 8-K filed on November 27, 2017. For a description of this agreement, see the 2020 Annual Report, under the heading “Executive Compensation – Compensation Discussion and Analysis – Written Agreements Relating to NEO Employment – Indemnification Agreements,” which description is incorporated herein by reference.

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Michael J. DeVito
Michael J. DeVito
Chief Executive Officer
Date: June 22, 2021

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Freddie Mac Form 8-K